                                AMENDMENT NO. 14

                                     TO THE

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended to reflect the addition of the following new portfolio - AIM Core Plus Bond Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                         MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
   AIM Core Plus Bond Fund -                         Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Floating Rate Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Multi-Sector Fund -                           Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Select Real Estate Income Fund -              Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Structured Core Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Structured Growth Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Structured Value Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

AIM EQUITY FUNDS
   AIM Capital Development Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Charter Fund -                                Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Constellation Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Diversified Dividend Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Large Cap Basic Value Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Large Cap Growth Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Summit Fund -                                 Class A
                                                     Class C
                                                     Class P
                                                     Class Y
                                                     Institutional Class

AIM FUNDS GROUP
   AIM Basic Balanced Fund -                         Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM European Small Company Fund -                 Class A
                                                     Class C
                                                     Class Y

   AIM Global Core Equity Fund -                     Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM International Small Company Fund -            Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Mid Cap Basic Value Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Select Equity Fund -                          Class A
                                                     Class C
                                                     Class Y

   AIM Small Cap Equity Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

AIM GROWTH SERIES
   AIM Basic Value Fund -                            Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Conservative Allocation Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Global Equity Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Growth Allocation Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Income Allocation Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence Now Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence 2010 Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence 2020 Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence 2030 Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence 2040 Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Independence 2050 Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM International Allocation Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Mid Cap Core Equity Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Moderate Allocation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Moderate Growth Allocation Fund -             Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Moderately Conservative Allocation Fund -     Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Small Cap Growth Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -                    Class A
                                                     Class C
                                                     Class Y

   AIM European Growth Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Investor Class

   AIM Global Growth Fund -                          Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Global Small & Mid Cap Growth Fund -          Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM International Core Equity Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM International Growth Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

AIM INVESTMENT FUNDS
   AIM Balanced-Risk Allocation Fund -               Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM China Fund -                                  Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Developing Markets Fund -                     Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Global Health Care Fund -                     Class A
                                                     Class C
                                                     Class Y
                                                     Investor Class

   AIM International Total Return Fund -             Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Japan Fund -                                  Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM LIBOR Alpha Fund -                            Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Trimark Endeavor Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Trimark Fund -                                Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Trimark Small Companies Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

AIM INVESTMENT SECURITIES FUNDS
   AIM Core Bond Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM Dynamics Fund -                               Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Global Real Estate Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM High Yield Fund -                             Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Income Fund -                                 Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Limited Maturity Treasury Fund -              Class A
                                                     Class A3
                                                     Class Y
                                                     Institutional Class

   AIM Money Market Fund -                           AIM Cash Reserve Shares
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Municipal Bond Fund -                         Class A
                                                     Class C
                                                     Class Y
                                                     Investor Class

   AIM Real Estate Fund -                            Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Short Term Bond Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class

   AIM U.S. Government Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

AIM SECTOR FUNDS
   AIM Energy Fund -                                 Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Financial Services Fund -                     Class A
                                                     Class C
                                                     Class Y
                                                     Investor Class

   AIM Gold & Precious Metals Fund -                 Class A
                                                     Class C
                                                     Class Y
                                                     Investor Class

   AIM Leisure Fund -                                Class A
                                                     Class C
                                                     Class R
                                                     Class Y
                                                     Investor Class

   AIM Technology Fund -                             Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

   AIM Utilities Fund -                              Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class
                                                     Investor Class

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -                  Class A
                                                     Class C
                                                     Class Y
                                                     Institutional Class

   AIM Tax-Exempt Cash Fund -                        Class A
                                                     Class Y
                                                     Investor Class

   AIM Tax-Free Intermediate Fund -                  Class A
                                                     Class A3
                                                     Class Y
                                                     Institutional Class

AIM TREASURER'S SERIES TRUST
   Premier Portfolio -                               Investor Class

   Premier Tax-Exempt Portfolio -                    Investor Class

   Premier U.S. Government Money Portfolio -         Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: June 2, 2009

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            John M. Zerr
                                            Senior Vice President


                                        AIM TREASURER'S SERIES TRUST
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            John M. Zerr
                                            Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


                                        By: /s/ John S. Cooper
                                            ------------------------------------
                                            John S. Cooper
                                            President